SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2008

CONVERGYS CORPORATION

(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	1-4379 (Commission File Number)	31-1598292 (IRS Employer Identification No.)

201 East Fourth Street Cincinnati, Ohio (Address of principal executive offices)		45202 (Zip Code)

Registrant’s telephone number, including area code: (513) 723-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement

Item 3.03 below is incorporated herein by reference.

ITEM 3.03.	Material Modification to Rights of Security Holders

Convergys Corporation (the “Company”) entered into an amendment (the “Amendment”) dated December 1, 2008, between the Company and Computershare Trust Company, N.A. (the “Rights Agent”), to its Rights Agreement (the “Rights Agreement”), dated as of November 30, 1998, between the Company and the Rights Agent. The Amendment extends the Final Expiration Date (as defined in the Rights Agreement) to June 30, 2009. The Amendment is designed to guard against the acquisition of control of the Company through market purchases at an inadequate price and in a manner that does not treat all stockholders equally during the current period of extraordinary volatility and disruption in the stock market. The Amendment was entered into in the normal course and not in response to any acquisition proposal.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment.

ITEM 9.01.	Financial Statements and Exhibits

(d) Exhibits:

4.1 Rights Agreement, dated as of November 30, 1998, between Convergys Corporation and Computershare Trust Company, N.A. (as successor for the Fifth Third Bank, N.A.), as Rights Agent, which includes as Exhibit A thereto the Form of Certificate of Amendment of the Amended Articles of Incorporation of Convergys Corporation providing for a series of Voting Preferred Shares and designating such shares as Series A Preferred Shares, as Exhibit B thereto the Form of Rights Certificate, and as Exhibit C thereto the Summary of Rights to Purchase Preferred Shares (filed as Exhibit 4.1 to Convergys Corporation’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on December 23, 1998)

4.2 Amendment No. 1, dated December 1, 2008, to the Rights Agreement, dated as of November 30, 2008, between Convergys Corporation and Computershare Trust Company, N.A. (as successor for the Fifth Third Bank, N.A.), as Rights Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERGYS CORPORATION

By:	/S/ KAREN R. BOWMAN
Karen R. Bowman
Senior Vice President, General Counsel and Corporate Secretary

Date: December 1, 2008

EXHIBIT INDEX

Exhibit No.

4.1 Rights Agreement, dated as of November 30, 1998, between Convergys Corporation and Computershare Trust Company, N.A. (as successor for the Fifth Third Bank, N.A.), as Rights Agent, which includes as Exhibit A thereto the Form of Certificate of Amendment of the Amended Articles of Incorporation of Convergys Corporation providing for a series of Voting Preferred Shares and designating such shares as Series A Preferred Shares, as Exhibit B thereto the Form of Rights Certificate, and as Exhibit C thereto the Summary of Rights to Purchase Preferred Shares (filed as Exhibit 4.1 to Convergys Corporation’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on December 23, 1998)

4.2 Amendment No. 1, dated December 1, 2008, to the Rights Agreement, dated as of November 30, 2008, between Convergys Corporation and Computershare Trust Company, N.A. (as successor for the Fifth Third Bank, N.A.), as Rights Agent.

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